                                                                     EXHBIT 99.2

                           NOTICE OF GUARANTEED DELIVERY
                           FOR TENDER OF UNREGISTERED
                     10 5/8% SENIOR SECURED NOTES DUE 2011
                           IN EXCHANGE FOR REGISTERED
                     10 5/8% SENIOR SECURED NOTES DUE 2011
                                       OF

                            PREEM HOLDINGS AB (PUBL)

    As set forth in the Prospectus, dated August 28, 2001 (the "Prospectus"), of Preem Holdings AB (publ), a company organized under the laws of the Kingdom of Sweden (the "Company"), in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's exchange offer (the "Exchange Offer") to exchange all of its outstanding 10 5/8% Senior Secured Notes due 2011 (the "Existing Notes") if (i) certificates representing the Existing Notes to be tendered for purchase and payment are not lost but are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Existing Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

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    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM., LONDON TIME, ON OCTOBER 1, 2001
   (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION. TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., LONDON TIME, ON THE EXPIRATION DATE.
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
           IN LUXEMBOURG:                     IN THE UNITED KINGDOM:
    DEUTSCHE BANK LUXEMBOURG S.A.             DEUTSCHE BANK AG LONDON
     2 BOULEVARD KONRAD ADENAUER                 WINCHESTER HOUSE
          L-1115 LUXEMBOURG                  1 GREAT WINCHESTER STREET
        ATTN: PETER DICKINSON                     LONDON EC2N 2DB
        TEL: +35 2 421 22641                     ATTN: MARK TWINE
         FAX: +35 2 46 5802                TELEPHONE: +44 (207) 547 7406
                                           FACSIMILE: +44 (207) 547 0012

 FOR ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR FOR ANY
      ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT AT THE
                     ABOVE TELEPHONE OR FACSIMILE NUMBERS.

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

    Ladies and Gentlemen:

    The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

    Tenders of Existing Notes will be accepted only in authorized denominations. Tenders of Existing Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., London time, on the Expiration Date. Tenders of Existing Notes may also be withdrawn if the Exchange Offer is terminated without any such Existing Notes being purchased thereunder or as otherwise provided in the Prospectus.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s)            Name(s) of Registered Holder(s):
or Authorized Signatory:
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------

Principal Amount of Existing Notes Tendered:   Address:
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------
                                               --------------------------------------------
                                               --------------------------------------------

Certificate No(s). Of Existing Notes (if       Area Code and Telephone No.:
available):
--------------------------------------------   --------------------------------------------
--------------------------------------------
--------------------------------------------
--------------------------------------------
--------------------------------------------
                                               If Existing Notes will be delivered by
                                               book-entry transfer at Euroclear or
                                               Clearstream Banking, insert Euroclear or
                                               Clearstream Banking Account No:

Date: --------------------------------------   --------------------------------------------
                                               --------------------------------------------

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  This Notice of Guaranteed Delivery must be signed by the registered
  Holder(s) of Existing Notes exactly as its (their) name(s) appear on certificates for Existing Notes or on a security position listing as the owner of Existing Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

  Name(s):
  ----------------------------------------------------------------------------
  Capacity:
  ----------------------------------------------------------------------------
  Address(es):
 -------------------------------------------------------------------------------
  ----------------------------------------------------------------------------

  DO NOT SEND EXISTING NOTES WITH THIS FORM. EXISTING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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                                       3

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States or an eligible guarantor institution as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the Exchange
  Act), hereby (a) represents that each Holder of Existing Notes on whose behalf this tender is being made own(s) the Existing Notes covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Existing Notes complies with such Rule 14e-4, and (c) guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Existing Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at Euroclear or Clearstream Banking, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

      THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND EXISTING NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED

Name of Firm:

------------------------------------------   ------------------------------------------
                                                        Authorized Signature

Address:                                     Name:

------------------------------------------   ------------------------------------------

------------------------------------------
                                             Title: ------------------------------------

------------------------------------------

Area Code and Telephone Number:

------------------------------------------
                                             Date: ------------------------------------

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